AGREEMENT OF MERGER


        This Agreement of Merger (the "Agreement") is made and entered into as of January 26, 2000 by and among:

               STARFEST, Inc., a California corporation ("STARFEST"); and

               CONCIERGE, Inc., a Nevada corporation ("CONCIERGE").



        RECITALS
        --------

        WHEREAS, STARFEST's common stock, no par value per share (the "Common Stock"), is currently traded on the OTC Bulletin Board; and

        WHEREAS, STARFEST currently operates an Internet entertainment business; and

        WHEREAS, the parties hereto wish to reorganize STARFEST by merging CONCIERGE into STARFEST, with STARFEST being the surviving corporation of the merger; and

        WHEREAS, as part of the reorganization, STARFEST wishes to sell its Internet entertainment business to a third party in order that the sole business of STARFEST after the merger will be the business of CONCIERGE.

        NOW, THEREFORE, in consideration of the following representations, promises and undertakings, the parties hereto hereby agree as follows:

          1. STARFEST  merger with  CONCIERGE.  Promptly  after the execution of
             --------------------------------
this Agreement, the officers and directors of each of STARFEST and CONCIERGE shall cause all corporate actions to occur, including without limitation the holding of any required special meeting of the shareholders of each of STARFEST and CONCIERGE, that are required to approve:

             (a) The merger of STARFEST with CONCIERGE, STARFEST to be the surviving corporation, with the stockholders of CONCIERGE receiving a total of 78 million shares of Common Stock of STARFEST in the merger and the stockholders of STARFEST retaining their presently issued 23 million shares of Common Stock of STARFEST;

              (b)     The  change  of  name  of   the  post-merger  company   to
                      "CONCIERGE TECHNOLOGIES, INC."

              (c)     The change of  management  of the  post-merger  company to
                      that  of  the   directors   and   officers  of   CONCIERGE
                      immediately before the effectiveness of the merger;

              (d) An increase in the authorized capital of the post-merger corporation to 190 million shares of Common Stock, $0.001 a share, and 10 million shares of Preferred Stock, par value $0.001 a share;

              (e) The authorization of the directors of the post-merger corporation to issue no more than 9 million shares of Common Stock (or common stock equivalents or derivatives) to raise the necessary capital to commence its business and to attract additional members of management; and

        2. Representations by STARFEST. STARFEST represents as follows:
           ---------------------------

               2.1 STARFEST is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is authorized to transact its business and is in good standing in each state in which its ownership of assets or conduct of business requires such qualifications.

               2.2 Subject to shareholder approval of the transactions contemplated by this Agreement, STARFEST has the right, power, legal capacity and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and the documents, instruments and certificates to be executed and delivered by it pursuant to this Agreement. The execution and delivery of and performance of the obligations contained in this Agreement by STARFEST and all documents, instruments and certificates made or delivered by STARFEST pursuant to this Agreement, and the transactions contemplated hereby, have been or as of the Closing will be, duly authorized by all necessary action on the part of STARFEST.

               2.3 Subject to shareholder approval of the transactions contemplated by this Agreement, the terms and provisions of this Agreement and all documents, instruments and certificates made or delivered from time to time by STARFEST hereunder and thereunder shall constitute valid and legally binding obligations of STARFEST, enforceable against STARFEST in accordance with the terms hereof and thereof.

               2.4 The execution of this Agreement by STARFEST does not require any consent of, notice to or action by any person or governmental authority, other than as provided in Exhibit 2.4 hereto. The performance of this Agreement by STARFEST and the consummation by STARFEST of the transactions contemplated hereby will not require any consent of, notice to or action by any person or governmental authority, other than as provided in Exhibit 2.4 hereto.

               2.5 The making and performance of this Agreement by STARFEST and the consummation of the transactions contemplated hereby will not result in a breach or violation by STARFEST of any of the terms or provisions of, or constitute a default under, its Articles of Incorporation, its Bylaws, any indenture, mortgage, deed of trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which STARFEST is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to STARFEST or any of the properties of STARFEST.

               2.6 Attached hereto as Exhibit 2.6 are financial statements of STARFEST for the annual periods ended December 31, 1998 and December 31, 1999 and as of December 31, 1998 and as of December 31, 1999, which have been audited in accordance with GAAP. These financial statements present fairly the financial condition and results of operations of its business, in accordance with generally accepted accounting principles as of the dates thereof and the periods covered thereby.

2.7 As of the date hereof, the executive officers and directors of STARFEST are Michael Huemmer and Janet Alexander.

               2.8 STARFEST has authorized capital of 65 million shares of Common Stock, no par value. Of these shares, 23 million are issued and outstanding. Except as described in Exhibit 2.8 hereto, there are no existing agreements, options, warrants, rights, calls or commitments of any kind providing for the issuance of any shares, or for the repurchase or redemption of shares, of STARFEST's capital stock, and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock and no commitments to issue such securities or instruments. Each person that has such a right shall surrender it to Starfest for no consideration other than that of promoting the Closing of the transaction described in this Agreement. All of the outstanding shares of STARFEST common stock have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of STARFEST common stock were issued in violation of the Securities Act or any state securities laws.

               2.9 Attached hereto as Exhibit 2.9 is a true and correct list of all known material liabilities of STARFEST, contingent or matured, as of December 31, 2000, which are not reflected on the balance sheet dated as of December 31, 1999 and which arose in the ordinary course of business.

               2.10 There is no claim for personal injury, products liability, property or other damages, grievance, action, proceeding or governmental investigation pending or, to STARFEST's knowledge, threatened against STARFEST or affecting its assets or business, other than as listed on Exhibit 2.10 hereto.

               2.11 STARFEST has filed, or will have filed prior to Closing, all income, franchise, real property, personal property, sales, employment and other tax returns required to be filed by any taxing authority and has paid or accrued all taxes required to be paid by it in respect to the periods covered by such returns, whether or not shown on such returns, and STARFEST has no liability for such taxes in excess of the amounts so paid. A true and complete copy of all federal income tax returns for the tax year ended December 31, 1998 as filed with the Internal Revenue Service has been delivered to CONCIERGE, together with all supporting schedules thereto. STARFEST is not delinquent in the payment of any tax, assessment or governmental charge, has not requested any extension of time within which to file any tax returns which have not since been filed, and no deficiencies for any tax, assessment or governmental charge have been claimed, proposed or assessed by any taxing authority. STARFEST's federal income tax return has not been audited. As used herein, the term "tax" includes all governmental taxes and related governmental charges imposed by the laws and regulations of any governmental jurisdiction.

               2.12 STARFEST's business, properties, plant and offices do not exist or operate in violation of any federal, state or local code, law, regulation or ordinance regulating zoning, city planning, fire safety, environmental protection or similar matters. All permits, licenses, franchises, consents and other authorizations necessary for the conduct of STARFEST's business have been timely obtained and are currently in effect. STARFEST is not in violation of any term or provision of any such permit, license, franchise, consent or other authorization.

               2.13 Except as described on Schedule 2.13, STARFEST is not a party as of the date hereof to any written or oral (i) bonus, pension, insurance or other plan providing employee benefits, (ii) contract, or series of related contracts with any one vendor or customer, for purchase, sale or exchange made in the ordinary course of business and in an amount in excess of $1,000, (iii) contract not made in the ordinary course of business, (iv) franchise, licensing or manufacturer's representative agreement, (v) contract with any shareholder of STARFEST or an affiliate of any shareholder of STARFEST within the meaning of the federal securities laws, or (vi) any contract for borrowed money either as borrower or lender. All agreements listed on Schedule 2.13, to the extent that the same give rights to STARFEST, are enforceable by STARFEST, and STARFEST has not received notice of any claim to the contrary. Complete and correct copies of all items listed in Schedule 2.13 have been delivered to CONCIERGE prior to the execution of this Agreement.

               Except as listed in Schedule 2.13, all parties other than STARFEST obligated under the agreements listed on Schedule 2.13 are in compliance in all material respects with the terms thereof and there has been no notice of default or termination with respect to any such agreement that has not been cured or waived in writing.

               2.14 No  employee  pension  benefit  plan  within the  meaning of
Section 3(a) of the Employment Retirement Income Security Act of 1994, as amended ("ERISA"), has been maintained or sponsored by STARFEST or exists to which STARFEST has contributed since its formation or is obligated to contribute for the benefit of its employees. Neither STARFEST nor any corporation or other entity affiliated with STARFEST contributes to, is obligated to contribute to, or has during the last five years contributed to or been obligated to contribute to, and none of STARFEST's employees are participants in, any multi-employer plan within the meaning of Section 4001(a) of ERISA.

               2.15 Since its formation, STARFEST has not infringed any patents, trademarks, service marks or trade names registered to or used by it in its business, nor has STARFEST claimed any such infringement.

               2.16 The Company is not a party to or bound by any collective bargaining agreement or any other agreement with a labor union.

2.17 All of the  unrestricted  outstanding  shares were  issued  pursuant to the exemption from registration provided by Regulation D, Rule 504. No legend or other reference to any purported lien or encumbrance appears upon any certificate representing the unrestricted shares.

               2.18 STARFEST has not made any material misstatement of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation and warranty set forth herein.

        3.     Representations of CONCIERGE.  CONCIERGE represents as follows:

               3.1 CONCIERGE is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is authorized to transact its business and is in good standing in each state in which its ownership of assets or conduct of business requires such qualifications. CONCIERGE is engaged in the business of designing, developing, manufacturing and marketing computer telephony technology devices.

               3.2 The authorized capital stock of CONCIERGE consists of 10 million shares of common stock, $0.01 par value, of which 895,276 shares are issued and outstanding (the "CONCIERGE Shares. All of the CONCIERGE Shares have been duly authorized and are validly issued, fully paid and non-assessable. Except for the obligations set forth on Exhibit 3.2 attached hereto, there are no existing agreements, options, warrants, rights, calls or commitments of any kind to which CONCIERGE is a party or it is bound providing for the issuance of any shares, or for the repurchase or redemption of shares, of CONCIERGE's capital stock, and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock and no commitments to issue such securities or instruments. None of the CONCIERGE Shares were issued in violation of the Securities Act or any state securities laws.

               3.3 CONCIERGE has the right, power, legal capacity and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and the documents, instruments and certificates to be executed and delivered by CONCIERGE pursuant to this Agreement. The execution and delivery of and performance of the obligations contained in this Agreement by CONCIERGE and all documents, instruments and certificates made or delivered by CONCIERGE pursuant to this Agreement, and the transactions contemplated hereby, have been or as of the Closing Date will be duly authorized by all necessary action on the part of the CONCIERGE shareholders and CONCIERGE.

               3.4 The terms and provisions of this Agreement and all documents, instruments and certificates made or delivered from time to time by CONCIERGE hereunder and thereunder constitute valid and legally binding obligations of CONCIERGE, enforceable against CONCIERGE in accordance with the terms hereof and thereof.

               3.5 The execution and delivery of this Agreement by CONCIERGE do not require any consent of, notice to or action by any person or governmental authority, which consent, notice or action has not been made, given or otherwise accomplished, and satisfactory evidence thereof has been delivered to Starfest. The performance of this Agreement by CONCIERGE and the consummation by CONCIERGE of the transactions contemplated hereby will not require any consent of, notice to or action by any person or governmental authority.

               3.6 The making and performance of this Agreement by CONCIERGE and the consummation of the transactions contemplated hereby will not result in a breach or violation by CONCIERGE of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which CONCIERGE is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to CONCIERGE or any of the properties of CONCIERGE.

               3.7 Attached hereto as Exhibit 3.7 are unaudited financial statements of CONCIERGE from its inception through December 31, 1999. These financial statements present fairly the financial condition and results of operations of its business, in accordance with generally accepted accounting principles, except for those adjustments that would be required for audited financial statements.

               3.8    As  of  the  date  hereof,  the  executive  officers   and
directors of CONCIERGE are Allen E. Kahn, James E. Kirk and G. Robert Knauss.

               3.9 Attached as Exhibit 3.9 is a true and correct list of all material liabilities of CONCIERGE, contingent or matured, which are not reflected on the balance sheet dated as of December 31, 1999 and which arose in the ordinary course of business.

               3.10 There is no claim for personal injury, products liability, property or other damages, grievance, action, proceeding or governmental investigation pending, or to CONCIERGE's knowledge, threatened against CONCIERGE or affecting its assets or business, other than as listed on Exhibit 3.10 hereto.

               3.11 CONCIERGE has not made any material misstatement of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

               3.12 CONCIERGE has filed, or will have filed prior to Closing, all income, franchise, real property, personal property, sales, employment and other tax returns required to be filed by any taxing authority and has paid or accrued all taxes required to be paid by it in respect to the periods covered by such returns, whether or not shown on such returns, and CONCIERGE has no liability for such taxes in excess of the amounts so paid. CONCIERGE is not delinquent in the payment of any tax, assessment or governmental charge, has not requested any extension of time within which to file any tax returns which have not since been filed, and no deficiencies for any tax, assessment or governmental charge have been claimed, proposed or assessed by any taxing authority. As used herein, the term "tax" includes all governmental taxes and related governmental charges imposed by the laws and regulations of any governmental jurisdiction.

               3.13 CONCIERGE's business, properties, plant and offices do not exist or operate in violation of any federal, state or local code, law, regulation or ordinance regulating zoning, city planning, fire safety, environmental protection or similar matters. All permits, licenses, franchises, consents and other authorizations necessary for the conduct of CONCIERGE's business have been timely obtained and are currently in effect. CONCIERGE is not in violation of any term or provision of any such permit, license, franchise, consent or other authorization.

               3.14 Except as described on Schedule 3.14, CONCIERGE is not a party as of the date hereof to any written or oral (i) bonus, pension, insurance or other plan providing employee benefits, (ii) contract, or series of related contracts with any one vendor or customer, for purchase, sale or exchange made in the ordinary course of business and in an amount in excess of $1,000, (iii) contract not made in the ordinary course of business, (iv) franchise, licensing or manufacturer's representative agreement, (v) contract with any shareholder of CONCIERGE or an affiliate of any shareholder of CONCIERGE within the meaning of the federal securities laws, or (vi) any contract for borrowed money either as borrower or lender. All agreements listed on Schedule 3.14, to the extent that the same give rights to CONCIERGE, are enforceable by CONCIERGE, and CONCIERGE has not received notice of any claim to the contrary. Complete and correct copies of all items listed in Schedule 3.14 have been delivered to Starfest prior to the execution of this Agreement.

               Except as listed in Schedule 3.14, all parties other than CONCIERGE obligated under the agreements listed on Schedule 3.14 are in compliance in all material respects with the terms thereof and there has been no notice of default or termination with respect to any such agreement that has not been cured or waived in writing.

               3.15 No  employee  pension  benefit  plan  within the  meaning of
Section 3(a) of the Employment Retirement Income Security Act of 1994, as amended ("ERISA"), has been maintained or sponsored by CONCIERGE or exists to which CONCIERGE has contributed since its formation or is obligated to contribute for the benefit of its employees. Neither CONCIERGE nor any corporation or other entity affiliated with CONCIERGE contributes to, is obligated to contribute to, or has during the last five years contributed to or been obligated to contribute to, and none of CONCIERGE's employees are participants in, any multi-employer plan within the meaning of Section 4001(a) of ERISA.

               3.16 Since its formation, CONCIERGE has not infringed any patents, trademarks, service marks or trade names registered to or used by it in its business, nor has CONCIERGE claimed any such infringement.

               3.17 CONCIERGE is not a party to or bound by any collective bargaining agreement or any other agreement with a labor union.

        4.  Confidentiality.   From  the Closing  Date and for  a period of five
            ---------------
years thereafter, each of the partie hereto covenants that it will not use for the benefit of any of them or disclose to another any Confidential Information (as hereafter defined) except as such disclosure or use may be consented to in advance by the party which had supplied the information in a writing which specifically refers to this covenant. Confidential Information as used herein means information of commercial value to the supplying party and that is not normally made public by the supplying party, including but not limited to the whole or any part of any scientific or technical information, design, process, procedure, formula, or improvement, trade secret, data, invention, discovery, technique, marketing plan, strategy, forecast, customer or supplier lists, business plan or financial information.


        5.     Conditions Precedent to STARFEST's Obligations.
               ----------------------------------------------

               5.1 Conditions Precedent. The obligations of STARFEST to consummate the transactions contemplated herein are subject to the satisfaction (unless waived in writing), on or before the Closing Date, of the following conditions:

                      (a) CONCIERGE shall have materially performed and complied with all covenants, conditions and obligations required by this Agreement to be performed or complied with by CONCIERGE on or before the Closing Date.

                      (b) All representations and warranties of CONCIERGE contained in this Agreement, the Exhibits, and in any document, instrument or certificate that shall be delivered by CONCIERGE under this Agreement shall be materially true, correct and complete on and as though made on the Second Closing Date.

                      (c) During the period from the date of this Agreement through and including the Closing Date: (i) there shall not have occurred any material adverse change affecting CONCIERGE; (ii) CONCIERGE shall not have sustained any loss or damage that materially affects its ability to conduct its business; (iii) the performance by CONCIERGE shall not have been rendered, by a change in circumstances or actions by third parties (including, without limitation, a change in any law or actions by a governmental authority), impossible, illegal, commercially impracticable or capable of accomplishment only on terms and conditions which require STARFEST to incur substantially greater costs or burdens than STARFEST reasonably anticipated on the date of this Agreement.

                      (d) As of the Closing Date, no action or proceeding against any of the parties hereto shall be before any court or governmental agency seeking to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby and which, in the judgment of Starfest, makes the consummation of the transactions contemplated by this Agreement inadvisable.

                      (e) CONCIERGE shall have tendered to STARFEST all documents, certificates, payments and other items required by this Agreement hereof to be delivered to STARFEST.

                      (f) A majority of the STARFEST Shareholders shall have approved of the transactions contemplated by this Agreement.

                      (g)    CONCIERGE   shall   have   received   any  consents
necessary  to  perform   their obligations under this Agreement.

                      (h) STARFEST shall have received any and all permits, authorizations, approvals and orders under federal and state securities laws for the issuance of STARFEST's Common Stock, without the imposition of any conditions adverse to STARFEST.

THE SALES OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONERS OF CORPORATIONS OF THE STATES OF NEVADA OR CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFORE PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION UNDER THE LAWS OF THOSE STATES. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

6.      Conditions Precedent to CONCIERGE's Obligations.
        -----------------------------------------------

               The obligation of CONCIERGE to consummate the transactions contemplated herein are subject to the satisfaction (unless waived in writing), on or before the Closing Date, of the following conditions:

                      (a) STARFEST shall have materially performed and complied with all covenants, conditions and obligations required by this Agreement to be performed or complied with by STARFEST on or before the Closing Date.

                      (b) All representations and warranties of STARFEST contained in this Agreement, the Exhibits, and in any document, instrument or certificate that shall be delivered by STARFEST under this Agreement shall be materially true, correct and complete on and as though made on the Closing Date.

                      (c) During the period from the date of this Agreement through and including the Closing Date: (i) there shall not have occurred any material adverse change affecting STARFEST; (ii) STARFEST shall not have sustained any loss or damage that materially affects its ability to conduct its business; (iii) the performance by STARFEST shall not have been rendered, by a change in circumstances or actions by third parties (including, without limitation, a change in any law or actions by a governmental authority), impossible, illegal, commercially impracticable or capable of accomplishment on terms and conditions which require CONCIERGE to incur substantially greater costs or burdens than CONCIERGE reasonably anticipated on the date of this Agreement.

                      (d) As of the Closing Date, no action or proceeding against any of the parties hereto shall be before any court or governmental agency seeking to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby and which, in the judgment of CONCIERGE, makes the consummation of the transactions contemplated by this Agreement inadvisable.

                      (e) STARFEST shall have tendered to CONCIERGE all documents, certificates, and other items required by this Agreement hereof to be delivered to CONCIERGE.

                      (f) STARFEST shall have received any consents necessary to perform their obligations under this Agreement.

        7.     Closing.
               -------

               7.1 The closing of the transaction contemplated by this Agreement (the "Closing") shall take place at such time and at such place as the parties shall mutually agree no later than April 15, 2000 (the "Closing Date") unless such date is extended by written agreement of STARFEST and CONCIERGE and shall be effected in accordance with the following:


                      (a) CONCIERGE shall deliver to STARFEST, and STARFEST shall deliver to CONCIERGE, good standing certificates from the secretary of state of any state where the ownership of its assets or the conduct of its business would require such qualification, attesting to the good standing of CONCIERGE or, as the case may be, STARFEST, in each such state.

                      (b) There shall be delivered all other previously rendered documents, instruments and other writings required to be delivered by CONCIERGE to STARFEST or STARFEST to CONCIERGE, as the case may be, at or prior to the Closing pursuant to this Agreement or otherwise legally required or reasonably necessary in connection herewith.

                      (c) STARFEST shall deliver to CONCIERGE the certificate of its corporate Secretary certifying that the necessary corporate action of STARFEST's directors and stockholders has taken place to approve the merger contemplated by this Agreement, and CONCIERGE shall deliver to STARFEST the certificate of its corporate Secretary certifying that the necessary corporate action of CONCIERGE's directors and stockholders has taken place to approve the merger contemplated by this Agreement.

                      (d) STARFEST shall provide the documents needed to be filed with the Secretaries of State of Nevada and California to effect the merger, and the officers of each of STARFEST and CONCIERGE shall execute the documents and deliver them to such Secretaries of State for filing.

                      (e) CONCIERGE shall deliver to STARFEST a list of its stockholders, certified by its Secretary, setting forth the number of shares of CONCIERGE common stock owned by each such stockholder and the number of shares each such stockholder is to receive in the merger. STARFEST shall send the list to its transfer agent and stock registrar with instructions to issue the 78 million shares to the CONCIERGE stockholders in accordance with the list. The certificates that will represent such 78 million shares of Common Stock of the post-merger company will not bear a legend restricting the transferability of the shares.

        8. Termination. This Agreement may be terminated prior to the Closing by delivery of notice in writing to that effect as follows:

               8.1 By CONCIERGE, if any one or more of the conditions to the obligations CONCIERGE to close has not been fulfilled as of the Closing Date;

               8.2 By STARFEST, if any one or more of the conditions to its obligations to close have not been fulfilled as of the Closing Date.

               8.3 At any time on or prior to the Closing Date by mutual written consent of the parties hereto.

If this Agreement so terminates, it shall become null and void and have no further force or effect.

        9.     Survival and Indemnification.

               9.1 The representations, warranties and covenants of the parties made in this Agreement shall survive the Closing for a period of two years after the Closing Date. Each party shall indemnify and hold harmless the other parties from and against any loss, liability, damage, cost or expense (including reasonable ttorneys' and accountants' fees) which shall arise out of or is connected with any breach of any representation or warranty made or covenant to be performed by the party or parties against whom indemnification is sought; provided, however, that no claims may be asserted against any party until and unless the aggregate of all claims against such party exceeds $10,000 and the maximum aggregate amount of the obligations of any individual party to provide indemnification under this Agreement shall not exceed $200,000.

               9.2 Upon the assertion by a third party against one of the parties to this Agreement of a claim to which the indemnification provisions of this Section apply, the party against whom the claim has been asserted shall promptly notify the other party to this Agreement against whom a claim for indemnification is expected to be made of such claim (and such notice shall be a condition precedent to the liability of the parties or party so notified with respect to such claim). Any party so notified shall have the right, at its own expense and with counsel of its choice, to control the defense of any such claim and all actions and proceedings in connection therewith, provided that any party seeking indemnification shall have the right to participate in such defense with counsel of its choice at its own expense. No such claim shall be compromised or settled by any party to this Agreement without the prior written consent of the other party. Each other party shall cooperate in every reasonable way with the party assuming responsibility for the defense and disposition of such claim.

        10.    Post-Closing  Covenants.  CONCIERGE  covenants  that  after   the
Closing:

               10.1 The post-merger company will exert all reasonable effort and take all reasonable actions required to register its Common Stock with the SEC on SEC Form 10-SB and to maintain its status as a company whose Common
Stock is quoted on the OTC Bulletin Board or shall change its status to a company whose Common Stock is listed on The Nasdaq Stock Market.

               10.2 The post-merger company shall not reverse split its stock for a period of at least two years from the date hereof without the written consent of Gary Bryant of Indian Wells, California..

               10.3 For a period of one year, without the written consent of Michael Huemmer the post-merger company will not issue or reserve for issuance more than 9 million shares of its Common Stock for the purposes of attracting qualified management and officers and of obtaining sufficient capital to commence its business in a viable manner.

        11. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada without application of Nevada's conflicts of laws provision.

        12.    Execution  in  Counterparts.   This  Agreement  and  any  of  the
               ---------------------------
documents described herein that are necessary for Closing may be executed in counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

        13.  Further  Assurances.  If, at any time  before,  on or after  either
             -------------------
Closing Date, any further action by any of the parties to this Agreement is necessary or desirable to carry out the purposes of this Agreement, such party shall take all such necessary or desirable action or use such party's best efforts to cause such action to be taken.

        14.  Expenses.  CONCIERGE  shall  bear all  expenses  incurred  by it in
             --------
connection with the negotiation, preparation or execution of this Agreement, and STARFEST shall bear all expenses incurred by it in connection with the negotiation, preparation or execution of this Agreement.

        15.   Judicial Proceedings.  Each party hereto consents to the exclusive
              --------------------
jurisdiction over it of the courts of the State of Nevada in the County of Hamilton and of the courts of the United States in the Southern District of Nevada and agrees that personal service of all process may be made by registered or certified mail pursuant to the provisions of Section 19. All actions arising out of or relating in any way to any of the provisions of this Agreement or the transactions contemplated hereby shall be brought or maintained only in one of such courts. The parties hereby irrevocably waive any objection that they may now have or hereafter acquire to the laying of venue of any such action or proceeding brought in such courts and any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum. The parties further agree that a final judgment in any such action or proceeding brought in any such court, after all appeals or all rights of appeal have expired, shall be conclusive and binding upon them and may be enforced in any competent court located elsewhere.

        16.   Notices.  Any notice or demand  desired  or  required  to be given
              -------
hereunder shall be in writing and deemed given when personally delivered, sent by overnight courier or deposited in the mail (postage prepaid, certified or registered, return receipt requested) and addressed as set forth below or to such other address as any party shall have previously designated by such a notice. Any notice delivered personally shall be deemed to be received on the date of personal delivery; any notice sent by overnight courier shall be deemed to be received upon confirmation one business day after the date sent; and any notice mailed shall be deemed to be received on the date stamped on the receipt.

If to CONCIERGE                     Allen E. Kahn, Chief Executive Officer
                                    Concierge, Inc.
                                    7547 West Manchester Ave., No. 325
                                    Los Angeles, CA 90045

Copy to:                            James E. Kirk, Esq.
                                    11927 Menaul, N.E.
                                    Albuquerque, NM 87112




If to STARFEST                      Michael Huemmer, President
                                    Starfest, Inc.
                                    9494 E. Redfield Road, #1136
                                    Scottsdale, AZ 85260

Copy to:                            Thomas J.Kenan
                                    Fuller, Tubb, Pomeroy & Stokes
                                    201 Robert S. Kerr Ave., Suite 1000
                                    Oklahoma City, OK 73102

        17.   Parties in  Interest.  All of the  terms  and  provisions  of this
              ---------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether herein so expressed or not.

        18.   Severability.  Any provision of this Agreement  that is invalid or
              ------------
unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provision of this Agreement in any other jurisdiction.

        19.   Amendment. Except as otherwise provided herein, the parties hereto
              ---------
may modify or supplement this Agreement at any time, but only in writing duly executed by each of the parties hereto.

        20.    Headings.   The headings preceding the text of  sections of  this
                --------
Agreement  are  for convenience only and shall not be deemed a part hereof.

        21.    Entire Understanding.   The terms set  forth  in  this  Agreement
               --------------------
including its Exhibits are intended by the parties as the final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, any contemporaneous oral agreement or any consistent additional terms. The Exhibits attached to this Agreement are made a part of this Agreement.

        22.  Confidentiality.  The  parties  hereto  shall  not make any  public
             ---------------
announcement regarding the transactions contemplated by this Agreement without the prior written consent of CONCIERGE and STARFEST, which consent shall not be unreasonably withheld, conditioned or delayed. The parties hereto will issue a press release regarding the transactions contemplated by this Agreement upon the execution of this Agreement. Each of the parties hereto shall keep strictly confidential any and all information furnished to it or its agents or representatives in the course of negotiations relating to this Agreement or any transactions contemplated by this Agreement, and such parties have instructed their representative officers, partners, employees and other representatives having access to such information of such obligation of confidentiality. .

        IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

               STARFEST, INC.                     CONCIERGE, INC.

               By: /s/ Michael Huemmer             By: /s/ Allen E. Kahn
                      Michael Huemmer,                 Allen E. Kahn, President
                      President